NEWPARK

Newpark Resources Presentation

June 2016

NYSE: NR

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act that are based on management's current expectations, estimates and projections. All statements that address expectations or projections about the future, including Newpark's strategy for growth, product development, market position, expected expenditures and financial results are forward-looking statements. Some of the forward-looking statements may be identified by words like "expects," "anticipates," "plans," "intends," "projects," "indicates," and similar expressions. These statements are not guarantees of future performance and involve a number of risks, uncertainties and assumptions. Many factors, including those discussed more fully elsewhere in this release and in documents filed with the Securities and Exchange Commission by Newpark, particularly its Annual Report on Form 10-K for the year ended December 31, 2015, as well as others, could cause results to differ materially from those expressed in, or implied by, these statements. These risk factors include, but are not limited to, risks related to the worldwide oil and natural gas industry, our customer concentration and reliance on the U.S. exploration and production market, the cost and continued availability of borrowed funds, our ability to complete the securitization of our new ABL Facility, our international operations, operating hazards present in the oil and natural gas industry, our ability to execute our business strategy and make successful business acquisitions and capital investments, the availability of raw materials and skilled personnel, our market competition, legal and regulatory matters, including environmental regulations, inherent limitations in insurance coverage, potential impairments of long-lived intangible assets, technological developments in our industry, our exposure to cybersecurity breaches or business system disruptions, and the impact of severe weather, particularly in the U.S. Gulf Coast. Newpark's filings with the Securities and Exchange Commission can be obtained at no charge at www.sec.gov, as well as through our website.

COMPANY OVERVIEW



Consolidated Revenues
Full Year
First Quarter
Revenues ($ millions)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$909
$984
$1,042
$1,118
$677
$208
$115
2011
2012
2013
2014
2015
2016

First Quarter 2016 - Revenue by Segment



14%
86%
Fluids Systems
Mats and Integrated Services

- **Operating Segments:**
  - Fluids Systems
  - Mats and Integrated Services
- **Customer markets:**
  - Oil and Gas exploration
  - Mats expanding into utilities and other non-exploration markets
- **Key geographic markets:**
  - North America
  - EMEA
  - Latin America
  - Asia Pacific

GLOBAL PRESENCE


First Quarter 2016 Revenue by Region
U.S.
EMEA
Latin America
APAC
Canada
44%
36%
8%
1%
11%

FLUID SYSTEMS OVERVIEW



Total Segment Revenues
Revenues ($ millions)
$1,200
$1,000
$800
$600
$400
$200
$0
Full Year
First Quarter
$799
$862
$926
$965
$581
$172
$99
2011
2012
2013
2014
2015
2016



First Quarter 2016 - Revenue by Region
2%
8%
38%
39%
13%
U.S.
Canada
EMEA
Latin America
APAC

- **Largest independent drilling fluids provider**
  - 3rd largest drilling fluids company worldwide*
- **Seek to capitalize on competitive diversions to drive market share gains**
- **Geographic reach continuing to expand, leveraging IOC/NOC relationships**

*Based on company data

FLUIDS SYSTEMS – NORTH AMERICA


North American Revenues
Revenue ($ millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
$585
$615
$654
$687
$352
$116
$50
2011
2012
2013
2014
2015
2016
Full Year
First Quarter


NAM U.S Rig Count & Market Share(1)
NAM Rig Count
Market Share
2,500
2,000
1,500
1,000
500
-
16%
15%
14%
13%
12%
11%
10%
2,283
2,114
2,241
1,170
724
2012
2013
2014
2015
First Quarter 2016

- Revenues impacted by sharp decline in drilling activity and operators reducing well expenditures
- Service quality and focus driving share gains in a difficult market environment
- Actively managing operating costs, seeking to match cost structure to activity levels
  - Reduced workforce by nearly 60% since the beginning of 2015

(1) Source: BHI and company data

NEWPARK

EXPANSION INTO DEEPWATER GOM

- **Deepwater foundation established in Brazil**
  - Expanded into Black Sea in 2014
  - Uruguay ultra-deepwater project in 2016
- **Deepwater market penetration aligns with efforts to expand IOC/NOC relationships**
  - Newpark recognized as "best in class" fluids alternative to integrated service providers
- **Initiated a $30M project in 2014 to upgrade capabilities and expand capacity in Deepwater Gulf of Mexico shore base**
  - Deepwater GOM represents meaningful market with minimal historical presence
- **Launched Kronos™ in 2015, a suite of fluids systems developed for deepwater applications**
- **Appointed a new V.P. of U.S. Offshore Operations, with 30 yrs. of experience predominantly offshore**



Port Fourchon Facility Expansion
Deepwater Hub and GoM Gateway
Features & Enhancements
› Significant increases in mixing and storage capacities
› Advanced pump technology to reduce loading times
› Unique bulk salt transport system for safe, streamlined operations
› Onsite fluids reconditioning and storage
› Upgraded living quarters with offices and laboratory
www.newparkdf.com
NEWPARK
DRILLING FLUIDS

FLUID SYSTEMS - INTERNATIONAL


International Revenues
350
300
250
200
150
100
50
0
Full Year
First Quarter
$214
$246
$272
$278
$229
$56
$48
2011
2012
2013
2014
2015
2016


Revenues by Region
APAC
LATAM
EMEA
IMPACT OF CURRENCY
$25
$76
$113
$42
$87
$117
$36
$99
$137
$28
$84
$166
$18
$47
$164
$2
$8
$38
2011
2012
2013
2014
2015
First Quarter 2016

- **International expansion is key to our strategy**
- **More stable than NAM, as demonstrated in 2015**
  - Longer term contracts
  - Largely IOC's/NOC's
  - Few competitors
- **Key contract awards have driven growth in EMEA region**
  - Black Sea Deepwater
  - Kuwait (KOC)
  - Algeria (Sonatrach)
  - Republic of Congo (ENI)
- **Continuing to gain momentum with recent awards starting in 2016**
  - Uruguay ultra-deepwater (Total)
  - Albania (Shell)
- **2015 revenues include ~$57m negative y/y impact from currency rates (strong U.S. dollar)**

MATS & INTEGRATED SERVICES OVERVIEW

- Leading provider of engineered worksite solutions
- Patented technology and size of composite mat rental fleet provide competitive advantage
- Revenues include rentals and sale of DURA-BASE composite mats
  - Mat sales targeted to international E&P and non-oil and gas customers
- Established core rental business in NAM exploration market, where mats reduce operator's costs and improves environmental protection during drilling and completion phase
  - Seeking to accelerate growth by expanding into new geographic markets and industries

Total Segment Revenues



Full Year
First Quarter
Revenues ($ millions)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$110
$122
$116
$153
$96
$37
$16
2011
2012
2013
2014
2015
2016

First Quarter 2016 Revenues by Market



Mat Sales - Non-Exploration
Rental - Exploration
Rental - NAM Utilities & Pipeline
Rental - U.K. Utilities & Other
19%
6%
36%
39%

NEWPARK

MATS & INTEGRATED SERVICES STRATEGY

- **Key investments made to support future growth**
  - Manufacturing capacity expanded
  - R&D center completed

- **Transform wellsite offering to system solution, driving lowest cost to operators**
  - Defender Spill Containment System
  - Mobile Cleaning System
  - Other enhancements (lighting, safety barriers, etc.)

- **Diversify beyond the wellsite**
  - Accelerate penetration of non-exploration markets, both domestically and internationally
  - Commercialize differentiated system enhancements, including EPZ Grounding System® for the utility industry




DURA-BASE T-REX
MAT CLEANING SYSTEM
CLEANS YOUR BIGGEST JOBS IN HOURS, NOT DAYS



NEWPARK

NAVIGATING THROUGH THE CYCLE


Capital Structure
Total Debt
Net Debt
Debt to Book Capital Ratio
$300
$250
$200
$150
$100
$50
$0
35%
32%
29%
26%
23%
20%
$256
$209
$183
$117
$182
$97
$179
$71
$166
$83
2012
2013
2014
2015
First Quarter 2016

- **Protecting the Balance Sheet**
  - Seeking to maximize near-term liquidity while preparing for Q4 2017 debt maturity
  - New $90m credit facility provides additional available liquidity and addresses near-term covenant uncertainties

- **Short-Term Actions**
  - Actively monitoring and adjusting cost structure to match current activity levels
  - Generating cash flow through continued working capital reductions
  - Minimize capital investments beyond deepwater project

- **Long-term Focus**
  - Continue investing in strategic capital projects
    - IOC/deepwater focus in fluids
  - Aggressively pursue non-E&P market expansion in mats
  - Selectively seek to strengthen core competencies during cycle

APPENDIX

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)	Three Months Ended		
(In thousands, except per share data)	March 31, 2016	December 31, 2015	March 31, 2015
Revenues	$ 114,544	$ 150,587	$ 208,464
Cost of revenues	111,573	141,941	176,634
Selling, general and administrative expenses	23,492	25,232	25,978
Other operating income, net	(1,696)	(649)	(276)
Impairments and other charges	-	78,345	-
Operating income (loss)	(18,825)	(94,282)	6,128
Foreign currency exchange (gain) loss	(455)	(374)	1,564
Interest expense, net	2,081	2,503	2,255
Gain on extinguishment of debt	(1,894)	-	-
Income (loss) from operations before income taxes	(18,557)	(96,411)	2,309
Provision (benefit) for income taxes	(5,257)	(13,315)	1,316
Net income (loss)	$ (13,300)	$ (83,096)	$ 993
Income (loss) per common share -basic:	$ (0.16)	$ (1.00)	$ 0.01
Income (loss) per common share -diluted:	$ (0.16)	$ (1.00)	$ 0.01

NEWPARK

OPERATING SEGMENT RESULTS

(Unaudited)	Three Months Ended		
(In thousands)	March 31, 2016	December 31, 2015	March 31, 2015
Revenues			
Fluids systems	$ 98,651	$ 130,125	$ 171,902
Mats and integrated services	15,893	20,462	36,562
Total revenues	$ 114,544	$ 150,587	$ 208,464
Operating income (loss)			
Fluids systems	$ (15,207)	$ (83,599)	$ (1,702)
Mats and integrated services	3,736	2,875	15,647
Corporate office	(7,354)	(13,558)	(7,817)
Total operating income (loss)	$ (18,825)	$ (94,282)	$ 6,128
Segment operating margin			
Fluids systems	(15.4%)	(64.2%)	(1.0%)
Mats and integrated services	23.5%	14.1%	42.8%

CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands, except share data)	March 31, 2016	December 31, 2015
ASSETS		
Cash and cash equivalents	$ 82,534	$ 107,138
Receivables, net	188,451	206,364
Inventories	154,638	163,657
Prepaid expenses and other current assets	27,807	29,219
Total current assets	453,430	506,378
Property, plant and equipment, net	312,466	307,632
Goodwill	18,890	19,009
Other intangible assets, net	10,089	11,051
Deferred tax assets	2,095	1,821
Other assets	2,919	3,002
Total assets	$ 799,889	$ 848,893
LIABILITIES AND STOCKHOLDERS' EQUITY		
Short-term debt	$ 5,521	$ 7,382
Accounts payable	52,034	72,211
Accrued liabilities	35,639	45,835
Total current liabilities	93,194	125,428
Long-term debt, less current portion	160,289	171,211
Deferred tax liabilities	26,272	26,368
Other noncurrent liabilities	5,291	5,627
Total liabilities	285,046	328,634
Common stock, $0.01 par value, 200,000,000 shares authorized and 99,342,156 and 99,377,391 shares issued, respectively	993	994
Paid-in capital	536,459	533,746
Accumulated other comprehensive loss	(53,642)	(58,276)
Retained earnings	158,488	171,788
Treasury stock, at cost; 15,238,028 and 15,302,345 shares, respectively	(127,455)	(127,993)
Total stockholders' equity	514,843	520,259
Total liabilities and stockholders' equity	$ 799,889	$ 848,893

CONSOLIDATED STATEMENTS OF CASH FLOW

(Unaudited)	Three Months Ended March 31,	
(In thousands)	2016	2015
Cash flows from operating activities:		
Net income (loss)	$ (13,300)	$ 993
Adjustments to reconcile net income to net cash provided by operations:		
Depreciation and amortization	9,573	10,527
Stock-based compensation expense	2,974	2,964
Provision for deferred income taxes	(36)	1,775
Net provision for doubtful accounts	528	721
(Gain) loss on sale of assets	(1,271)	11
Gain on extinguishment of debt	(1,894)	-
Excess tax benefit from stock-based compensation	-	(16)
Change in assets and liabilities:		
Decrease in receivables	27,606	45,869
Decrease in inventories	10,630	7,620
(Increase) decrease in other assets	1,667	(265)
Decrease in accounts payable	(20,028)	(29,353)
Decrease in accrued liabilities and other	(19,349)	(9,250)
Net cash provided by (used in) operating activities	(2,900)	31,596
Cash flows from investing activities:		
Capital expenditures	(13,418)	(18,505)
Proceeds from sale of property, plant and equipment	1,450	298
Net cash used in investing activities	(11,968)	(18,207)
Cash flows from financing activities:		
Borrowings on lines of credit	2,479	1,906
Payments on lines of credit	(4,851)	(2,394)
Purchase of senior notes	(9,206)	-
Debt issuance costs	-	(1,456)
Other financing activities	(3)	(12)
Proceeds from employee stock plans	-	305
Excess tax benefit from stock-based compensation	-	16
Net cash used in financing activities	(11,581)	(1,635)
Effect of exchange rate changes on cash	1,845	(5,114)
Net increase (decrease) in cash and cash equivalents	(24,604)	6,640
Cash and cash equivalents at beginning of year	107,138	85,052
Cash and cash equivalents at end of period	$ 82,534	$ 91,692

NEWPARK

EXPERIENCED LEADERSHIP

Paul Howes	President & CEO
Gregg Piontek	VP & CFO
Mark Airola	SVP, GC & Admin Officer
Bruce Smith	President *Fluids Systems*
Matthew Lanigan	President *Mats & Integrated Services*

MANAGEMENT BIOGRAPHIES

Paul L. Howes, President & CEO: Paul joined Newpark's Board of Directors and was appointed its Chief Executive Officer in March 2006. In June 2006, Mr. Howes also was appointed as Newpark's President. Mr. Howes' career has included experience in the defense industry, chemicals and plastics manufacturing, and the packaging industry. From 2002 until October 2005, he served as President and Chief Executive Officer of Astaris LLC, a primary chemicals company headquartered in St. Louis, Missouri, with operations in North America, Europe and South America. Prior to this, from 1997 until 2002, he served as Vice President and General Manager, Packaging Division, for Flint Ink Corporation, a global ink company headquartered in Ann Arbor, Michigan with operations in North America, Europe, Asia Pacific and Latin America.

Gregg S. Piontek, VP & CFO: Joined Newpark in April 2007 and served as Vice President, Controller and Chief Accounting Officer from April 2007 to October 2011. Prior to joining Newpark, Mr. Piontek was Vice President and Chief Accounting Officer of Stewart & Stevenson LLC from 2006 to 2007, where he served as the lead executive financial officer for the asset acquisition from Stewart & Stevenson Services, Inc. and $150 million public debt offering. From 2001 to 2006, Mr. Piontek held the positions of Assistant Corporate Controller and Division Controller for Stewart & Stevenson Services, Inc. Prior to that, Mr. Piontek served in various financials roles at General Electric and CNH Global N.V., after beginning his career as an auditor for Deloitte & Touche LLP. Mr. Piontek is a Certified Public Accountant and holds a bachelor degree in Accountancy from Arizona State University and a Master of Business Administration degree from Marquette University.

Mark J. Airola, Sr. VP, GC & Admin Officer: Mark joined Newpark in October 2006 as its Vice President, General Counsel and Chief Administrative Officer. Mr. Airola was named Senior Vice President in February of 2011. Prior to joining Newpark, Mr. Airola was Assistant General Counsel and Chief Compliance Officer for BJ Services Company, a leading provider of pressure pumping and other oilfield services to the petroleum industry, serving as an executive officer since 2003. From 1988 to 1995, he held the position of Senior Litigation Counsel at Cooper Industries, Inc., a global manufacturer of electrical products and tools, with initial responsibility for managing environmental regulatory matters and litigation and subsequently managing the company's commercial litigation.

MANAGEMENT BIOGRAPHIES

Bruce C. Smith, Executive VP and President Fluids Systems: Bruce joined Newpark in April 1998 as Vice President, International. Since October 2000, he has served as President of its subsidiary Newpark Drilling Fluids, L.P. Prior to joining Newpark, Mr. Smith was the Managing Director of the U.K. operations of M-I Swaco, a competitor of Newpark Drilling Fluids, where he was responsible for two business units, including their drilling fluids unit.

Matthew Lanigan, President Mats and Integrated Services: Matthew joined Newpark in April 2016, as President of Newpark Mats & Integrated Services. Matthew began his professional career at ExxonMobil in Australia working on rigs as a Drilling & Completions Engineer, progressing from there to Offshore Production Engineer and as a Marketer for Crude & LPG. While pursuing his MBA, he accepted a position with GE in the Plastics division where he rose to the role of Chief Marketing Officer before transferring to the Capital division of GE, based in the UK. His first opportunity to work in the United States came with the Enterprise Client Group of GE's Capital division, where he worked in leadership roles in Sales & Marketing. In 2011, he was appointed as the Director of Commercial Excellence for Asia Pacific, based in Australia. In addition to growing revenue and market share, key responsibilities for this role included developing cross-organizational synergies and market entry strategies.